Supplement to the Current Statement of Additional Information - Part I

MFS(R) State Municipal Bond Funds (MD)

The MFS Maryland Municipal Bond Fund is no longer classified as a non-diversified fund.

The sub-section entitled "The Funds" under the main heading "Management of the Fund" is restated in its entirety as follows:

The Funds

Each Fund is a diversified series of the Trust, except MFS Arkansas Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund. The Trust is an open-end management investment company.

              The date of this supplement is October 1, 2008.